EXHIBIT 32.2

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Yunjie Fang, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Annual Report on Form 10-K of HQ Global Education Inc. for the year ended August 31, 2010 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of HQ Global Education Inc.

Dated: November 29, 2010
                                        /s/ Yunjie Fang
                                        ----------------------------------------
                                        Chief Financial Officer
                                        (Principal Financial Officer and
                                        Principal Accounting Officer)

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to HQ Global Education Inc. and will be retained by HQ Global Education Inc. and furnished to the Securities and Exchange Commission or its staff upon request.